Exhibit 10.6

Loan No. 1011175-0

Wells Fargo Bank, National Association

550 South Tryon Street

Charlotte, North Carolina 28202

November 12, 2014

PREIT Associates, L.P.

200 South Broad Street

Philadelphia, PA 19102

Attention: Andrew Ioannou

Dear Sir:

Reference is made to that certain Seven-Year Term Loan Agreement dated as of January 8, 2014 (as amended and in effect prior to the date hereof, the “Term Loan Agreement”), by and among PREIT ASSOCIATES, LP, a limited partnership formed under the laws of the State of Delaware (the “PREIT”), PREIT-RUBIN, INC., a c corporation formed under the laws of the State of Delaware (“PREIT-RUBIN”), and PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a business trust formed under the laws of the State of Pennsylvania (the “Parent”; together with PREIT and PREIT-RUBIN, each individually a “Borrower” and collectively, the “Borrowers”), each of the financial institutions that are from time to time party thereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Term Loan Agreement.

The Borrowers and the Administrative Agent have identified a mistake in the reference to the date “January 8, 2015” in the last sentence of Section 2.1.(a) of the Term Loan Agreement because it is inconsistent with the date referenced in clause (a) of the defined term “Commitment Termination Date”, as such defined term was amended by that certain First Amendment to Five-Year Term Loan Agreement dated November 7, 2014, among the Borrowers, the Lenders and the Administrative Agent. Pursuant to Section 11.7.(d) of the Term Loan Agreement, the Borrowers and the Administrative Agent desire to amend the last sentence of Section 2.1.(a) of the Term Loan Agreement to correct the mistake and inconsistency and to reflect accurately the correct date. By signing a counterpart of this letter agreement, each of the Borrowers and the Administrative Agent agrees that, effective as of November 7, 2014, the Term Loan Agreement is amended by deleting the reference to “January 8, 2015”, in the last sentence of Section 2.1.(a) and substituting in its place a reference to “the Commitment Termination Date”.

Except as set forth above, all terms and conditions of the Term Loan Agreement and the other Loan Documents shall remain in full force and effect. Each Borrower acknowledges and agrees that except as set forth above, this letter agreement shall not be construed to be a waiver or amendment of any of the other terms and conditions of the Term Loan Agreement or any other Loan Documents.

Each Borrower further acknowledges that this letter agreement is a Loan Document and that each reference to the Term Loan Agreement in any of the Loan Documents (including the Term Loan Agreement) shall be deemed to be a reference to the Term Loan Agreement, as amended by this letter agreement.

Loan No. 1011175-0

This letter agreement may be executed in any number of counterparts (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means) and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts executed, and to be fully performed, in such Commonwealth.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

Acknowledged and agreed this November 12, 2014

PREIT ASSOCIATES, L.P.

By: Pennsylvania Real Estate Investment Trust, its general partner

By:	/s/ Andrew M. Ioannou
	Name:	ANDREW M. IOANNOU
	Title:	SENIOR VICE PRESIDENT, CAPITAL MARKETS & TREASURER

PREIT-RUBIN, INC.

By:	/s/ Andrew M. Ioannou
	Name:	ANDREW M. IOANNOU
	Title:	SENIOR VICE PRESIDENT, CAPITAL MARKETS & TREASURER

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Andrew M. Ioannou
	Name:	ANDREW M. IOANNOU
	Title:	SENIOR VICE PRESIDENT, CAPITAL MARKETS & TREASURER